GREENWICH STREET SERIES FUND
on behalf of
Intermediate High Grade Portfolio (the "Portfolio")

Supplement dated February 25, 1998 to
Prospectus dated April 30, 1997

	The following information supplements, and to the extent inconsistent therewith supersedes, the information set forth in the Prospectus under "Management of the Fund."

For the investment advisory services provided to it by MMC, the Portfolio pays MMC an annual management fee calculated at a rate of 0.40% of its average daily net assets, paid monthly. The Portfolio also pays MMC an annual administration fee of 0.20% of its average daily net assets, paid monthly, for administrative services.











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